UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2016

LEGG MASON BW

ABSOLUTE RETURN

OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to generate positive returns that are independent of market cycles.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Absolute Return Opportunities Fund for the twelve-month reporting period ended October 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

II	Legg Mason BW Absolute Return Opportunities Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended October 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s second reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.2%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, an upturn in federal government spending and smaller decreases in state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on October 31, 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed modestly declined over the period. In October 2016, 25.2% of Americans looking for a job had been out of work for more than six months, versus 25.7% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on November 2, 2016 (after the reporting period ended), as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the November meeting it said, “The Committee judges that the case for an increase in the federal funds rate has continued to strengthen but decided, for the time being, to wait for some further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017.

Legg Mason BW Absolute Return Opportunities Fund	III

Investment commentary (cont’d)

Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Legg Mason BW Absolute Return Opportunities Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate positive returns that are independent of market cycles. Under normal market conditions, the Fund seeks to meet its investment objective through strategic investments in domestic and foreign fixed-income securities and currencies. The Fund will initiate long and short exposures by investing across bond sectors, including sovereign debt and corporate bonds, currencies, and derivative instruments. Short exposure will be established primarily through the use of derivatives, including currency forwards, interest rate swaps and futures.

The Fund typically has significant exposure to foreign currencies and foreign countries. The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging market countries. Normally, the Fund will not invest more than 20% of the Fund’s assets in securities or issuers in any one foreign country, other than the United States, Canada, the United Kingdom, Japan, Australia and member countries of the European Union, or denominated in any one currency, other than the U.S. dollar, the Canadian dollar, the pound, the euro, the Australian dollar or the yen.

The Fund may invest in the debt and currencies of sovereign nations, as well as derivative instruments and fixed income securities that offer exposure to interest rates of sovereign nations. The Fund may concentrate in the securities of a sovereign government if we believe that the country offers extraordinary absolute return opportunities. The Fund may also invest in corporate bonds and other fixed income securities. While the Fund may invest in securities of any rating level, or unrated securities, we intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities that we deemed to be of comparable quality. The Fund will invest in both investment grade and below investment grade securities (commonly known as “junk bonds”) and currencies of developed and emerging countries. The Fund may invest in securities of any maturity.

The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from -5 to +5 years. The Fund’s use of derivatives may be extensive. However, the notional principal of the Fund’s aggregate net short currency exposure will not be lower than -70% of the Fund’s total assets.

The Fund’s broad mandate gives us strategic flexibility to change allocations and shift between long and short exposures in an attempt to take advantage of evolving opportunities. In making investment decisions on behalf of the Fund, we apply a top-down, macro-driven investment process and invest where we believe opportunities exist with respect to interest rate levels and currency valuations. Long investments are typically concentrated in sovereign debt or currencies of 6 to 12 countries, or corporate debt of issuers in those countries that we believe offer the most attractive absolute return opportunities. Short positions are typically established in interest rates or currencies that we believe are overvalued, will fall in value and can potentially generate absolute returns. We consider secular trends, political and monetary conditions and business cycle risks when making investment decisions. We also take into account the relative risk and return

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	1

Fund overview (cont’d)

characteristics of prospective investments when determining how to achieve desired exposures.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Investor uncertainty played a significant role throughout the twelve-month reporting period ended October 31, 2016. Toward the end of 2015, questions surrounding China’s economic viability weighed on market conditions — the aftershocks of fragile Chinese growth continued to resurface in early 2016, and negatively impacted commodity-exporting emerging markets. The perfect storm of deteriorating economic conditions materialized in China — the precipitous drop in Chinese equities, overheated real estate and credit markets, ineffective fiscal policy, and a slowdown in the Industrials sector; these domestic issues had far-reaching consequences that reverberated throughout global capital markets. We had expected the global economy to reflate in 2015 and instead, the combination of a strong dollar and weak Chinese growth created a global disinflationary environment at a time when many developed market central banks already could not reach their respective inflation targets. Commodity prices fell sharply alongside the drop in Chinese demand for raw materials. The U.S. dollar continued its bull run as investors piled into “safe-haven” assets and shed risk assets such as equities and emerging market assets.

Despite a volatile January 2016, the first two quarters of 2016 were relatively placid from a volatility perspective. However, June 23, 2016, became a watershed moment as the U.K. populace voted to exit the European Union, colloquially known as “Brexit.” The referendum results sent the pound sterling to multi-decade lows while ultra-high quality yields plummeted — longer-term German Bund and Japanese Government Bond (“JGB”) yields fell into negative territory. The Japanese yen, also a traditional “safe-haven” asset, appreciated due to the resurgence in risk aversion. These wild swings in investor sentiment ultimately drove safe-haven valuations higher. The yen made considerable gains against the U.S. dollar for the period, appreciating more than 14%.

On the other hand, risk assets sold off sharply in the days and weeks immediately following the referendum. Despite the late June 2016 selloff, the Chilean peso, Brazilian real, Indonesian rupiah, Malaysian ringgit, and South African rand managed to hold onto their gains against the dollar for the period. These currencies appreciated during the first half of the year given stabilizing commodity prices and the general risk-on environment. The Brazilian real gained more than 21% versus the dollar during the reporting period — no other currency within our universe appreciated to this extent. Some developed market currencies also rose against the U.S. dollar, including the Australian and New Zealand dollars, and the Norwegian krone. Central bank decisions drove currency valuations toward the end of the reporting period. Sterling slightly weakened after the Bank of England (“BoE”)i expanded stimulus in August. The yen also weakened after the Bank of Japan (“BoJ”)ii announced new stimulus efforts that would spur inflation by capping 10-year JGB yields. The dollar temporarily rose against the majorsiii heading into the Federal Reserve Board’s (the “Fed”)iv September 2016 meeting, over speculation whether the central bank would raise the federal funds rate for

2	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

the first time in 2016. Since the Fed did not tighten in September, investors will instead look to its December 2016 meeting, particularly if the monthly U.S. jobs reports remain strong. However, market volatility leading up to the U.S. election and the uncertainty overhang of the election could give the Fed pause for tightening.

Q. How did we respond to these changing market conditions?

A. Throughout the period, we responded to the increasingly low-yield environment by looking for higher-yielding bonds and currencies with attractive valuations and fundamentals. Although the initial shock of Brexit wore off and risk assets recovered, we still could not justify the irrationality of negative-yielding bonds, or the notion of “overpaying for safety.” As a fixed-income manager, we are interested in yields and getting paid a coupon, so our focus has been and will continue to be select emerging market countries that offer a mix of attractive bonds and currency valuations. Consequently, we reduced the Fund’s exposure to developed market bonds in an effort to invest in higher-yielding assets and also reduce durationv in preparation for a rising rate environment, particularly in the U.S.

In early 2016, we started to reduce duration by trimming our position in 30-year U.S. Treasury futures. We continued to trim the position throughout the reporting period. We decreased the Fund’s exposure to the U.S. dollar by more than 10% during this timeframe. The Fund also closed its position in Italian Buoni del Tesoro Poliennali (“BTPs”), the country’s sovereign bonds. The bonds rallied over the period, particularly because of the European Central Bank’s (“ECBs”)vi quantitative easing program; however, we took the rise in non-performing loans and the general deterioration within the Italian banking industry into consideration when deciding whether to exit the position. While we are generally constructive on European growth prospects and therefore maintained long exposure to European currencies like the Hungarian forint and Polish zloty to capture any spillover effects from the ECB’s reflation efforts; however, we believe the euro may come under additional pressure and therefore maintained a net short position in the currency throughout the reporting period. We used the proceeds from our Italian and U.S. bond sales to increase our exposure to the Australian dollar, Brazilian real, Indonesian rupiah, Norwegian krone, Swedish krona, South African rand, and Malaysian ringgit.

Our strategy in 2016 shifted around the theme of “something is stirring” in the global economy; our country allocations reflected this outlook . Although Australia is a developed market country, its bonds and currency are both attractively valued and offer better real yields compared to peers. The Australian economy has shown resilience, particularly as it diversified away from mining after the slowdown in Chinese growth and volatility in commodity prices in 2015. Comparatively, we believe New Zealand’s economy needs to reflate, the currency needs to weaken, and the government needs to address the country’s growing real estate bubble. As such, the Fund hedged any “kiwi dollar” exposure back to the “Aussie dollar,” therefore increasing our position in Australia. In Europe, the Swedish economy benefitted from the gradual uptick in global growth. Both Sweden and Australia are countries that are supported by credible monetary authorities. Looking to the emerging world, the Brazilian real and the

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	3

Fund overview (cont’d)

country’s government bonds rallied after hitting all-time lows in 2015. Brazilian assets exemplify our idea that emerging market currencies could strengthen against the U.S. dollar, and that countries with improving fundamentals would attract fixed-income investors. Brazil managed to move beyond a budget impasse and political scandal; these problems were only compounded by commodity price volatility last year. We also used weakness in the currency and bonds to add to our Brazil positions.

In certain cases, we view a temporary sell-off as an opportunity to add to a position in the Fund if our analysis shows the country’s fundamentals have not changed. We applied this line of thinking to our short position in the British pound. In October 2015, the Fund was net short the pound sterling. However, the currency’s massive sell-off in June 2016 created a new investment opportunity for us. The pound sterling hit a 30-year low following the referendum, while the British economy remained largely intact, and the Bank of England resumed easing a couple months later. As a result, we believe the sterling is now attractively valued. We think the weakened currency will help make British exports more competitive and in turn help gross domestic product (“GDP”)vii growth. Economic indicators following the Brexit vote betrayed the notion that the U.K. economy would enter a recession.

The Fund maintained independent short currency positions in the Singapore dollar and South Korean won as a hedge against slower-than-expected growth in Asia, which served as a proxy for emerging market growth as well. We also maintained a short position in the Japanese yen. We believed the currency would depreciate against the dollar given the BoJ efforts to devalue the yen; however, the resurgence of investor risk aversion throughout the reporting period drove yen and longer-dated JGB valuations higher.

Performance review

For the twelve months ended October 31, 2016, Class A shares of Legg Mason BW Absolute Return Opportunities Fund, excluding sales charges, returned 3.37%. The Fund’s unmanaged benchmark, the Citigroup 3-Month U.S. Treasury Bill Indexviii, returned 0.22% for the same period. The Lipper Alternative Global Macro Funds Category Average1 returned 1.32% over the same time frame.

Performance Snapshot as of October 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Absolute Return Opportunities Fund:
Class A	1.12%	3.37%
Class C	0.86%	2.74%
Class C1[2]	0.86%	2.80%
Class FI	1.29%	3.46%
Class R	1.03%	3.03%
Class I	1.37%	3.73%
Class IS	1.46%	3.85%
Citigroup 3-Month U.S. Treasury Bill Index	0.14%	0.22%
Lipper Alternative Global Macro Funds Category Average[1]	1.53%	1.32%

The performance shown represents past performance. Past performance is no

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 327 funds for the six-month period and among the 319 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]	Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

4	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

guarantee of future results and current performance may be higher or lower than the performance shown. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2016 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 2.07%, 1.54%, 1.62%, 2.07%, 1.75%, 2.47% and 2.59%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class R shares would have been 1.41%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.27%, 1.81%, 1.50%, 1.12%, 1.29%, 0.85% and 0.72%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.20% for Class A shares, 1.95% for Class C shares, 1.70% for Class C1 shares, 1.20% for Class FI shares, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Currency decisions contributed to relative performance during the reporting period. The Fund benefited from local-currency

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	5

Fund overview (cont’d)

sovereign bonds. Unhedged exposure to Brazilian, Indonesian, Hungarian, Malaysian, and South African government bonds were the greatest contributors to relative performance. The unhedged position in New Zealand government bonds was also accretive to performance before hedging the currency exposure back to the Australian dollar. Independent currency positions in the Chilean peso and Indian rupee contributed to performance. Long-dated U.S. Treasury and U.K. Gilt futures also contributed to relative performance, particularly during those risk-off periods.

Q. What were the leading detractors from performance?

A. A short position in the Japanese yen and long exposure to the Mexican peso were the greatest detractors to relative performance. The yen periodically surged due to periods of geopolitical uncertainty. The resurfacing of the risk-off environment was the most significant headwind to performance during the period. The Fund did not own these Japanese assets because we believed them to be overvalued on a relative basis — a conviction we still hold. We also saw signs of improving economic conditions in Mexico, such as the liberalization of its state-controlled oil industry, stabilizing crude oil prices, and the correlation with U.S. economic growth. Despite these positive factors, the Mexican economy’s failure to launch remained an outlier to our emerging market growth thesis. Unhedged exposure to the Mexican peso was a significant detractor to performance. We believe the peso’s weakness can be attributed to short selling and its use by investors to hedge Latin American exposures. The rise in protectionism, the future of multilateral trade agreements, and a general slowdown in global trade have also had deleterious effects on the peso. Short currency positions in the South Korean won and Singapore dollar also detracted from performance. These positions were designed to gauge the overall health of global trade and its impact on Asian economies, as well as serve as a barometer for emerging markets. The currencies were extremely volatile in the weeks leading up to the U.S. election, and while these positions were detractors for the period, we will likely keep them in place heading into 2017. A position in short-dated high quality European bonds also detracted from performance. While the region’s longer-term bonds rallied throughout the reporting period, the shorter end of the yield curveix was more sensitive to geopolitical events.

Thank you for your investment in Legg Mason BW Absolute Return Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

6	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

John P. McIntyre, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

November 20, 2016

RISKS: Fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds, known as “junk” bonds, involve greater credit and liquidity risks than investment grade bonds. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bank of England (“BoE”), formally the Governor and Company of the Bank of England, is the central bank of the United Kingdom. The Bank of England’s purpose is to maintain monetary and financial stability.

ii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

iii	The majors refers to a basket of currencies, including the euro, yen, Swiss franc, and sterling.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

viii	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day U.S. Treasury bills.

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016 and October 31, 2015 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.12%	$1,000.00	$1,011.20	1.20%	$6.07	Class A	5.00%	$1,000.00	$1,019.10	1.20%	$6.09
Class C	0.86	1,000.00	1,008.60	1.83	9.24	Class C	5.00	1,000.00	1,015.94	1.83	9.27
Class C1	0.86	1,000.00	1,008.60	1.70	8.58	Class C1	5.00	1,000.00	1,016.59	1.70	8.62
Class FI	1.29	1,000.00	1,012.90	1.14	5.77	Class FI	5.00	1,000.00	1,019.41	1.14	5.79
Class R	1.03	1,000.00	1,010.30	1.45	7.33	Class R	5.00	1,000.00	1,017.85	1.45	7.35
Class I	1.37	1,000.00	1,013.70	0.85	4.30	Class I	5.00	1,000.00	1,020.86	0.85	4.32
Class IS	1.46	1,000.00	1,014.60	0.73	3.70	Class IS	5.00	1,000.00	1,021.47	0.73	3.71

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

10	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1♦	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/16	3.37%	2.74%	2.80%	3.46%	3.03%	3.73%	3.85%
Five Years Ended 10/31/16	3.35	N/A	2.84	3.40	3.08	3.73	N/A
Inception* through 10/31/16	3.04	1.54	2.53	3.40	3.08	3.42	1.12

With sales charges[2]	Class A	Class C	Class C1♦	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/16	1.05%	1.75%	2.80%	3.46%	3.03%	3.73%	3.85%
Five Years Ended 10/31/16	2.89	N/A	2.84	3.40	3.08	3.73	N/A
Inception* through 10/31/16	2.62	1.54	2.53	3.40	3.08	3.42	1.12

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/28/11 through 10/31/16)	18.54%
Class C (Inception date of 8/1/12 through 10/31/16)	6.72
Class C1♦ (Inception date of 2/28/11 through 10/31/16)	15.22
Class FI (Inception date of 10/31/11 through 10/31/16)	18.18
Class R (Inception date of 10/31/11 through 10/31/16)	16.38
Class I (Inception date of 2/28/11 through 10/31/16)	21.02
Class IS (Inception date of 3/1/13 through 10/31/16)	4.17

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*

Inception date for Class A, C, C1♦, FI, R, I and IS shares are February 28, 2011, August 1, 2012, February 28, 2011, October 31, 2011, October 31, 2011, February 28, 2011 and March 1, 2013, respectively.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C1 Shares of Legg Mason BW Absolute Return Opportunities Fund vs. Citigroup 3-Month U.S. Treasury Bill Index† — February 28, 2011 - October 2016

Value of $1,000,000 invested in

Class I Shares of Legg Mason BW Absolute Return Opportunities Fund vs. Citigroup 3-Month U.S. Treasury Bill Index† — February 28, 2011 - October 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C1 shares and $1,000,000 invested in Class I shares of Legg Mason BW Absolute Return Opportunities Fund on February 28, 2011 (inception date), assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2016. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Citigroup 3-Month U.S. Treasury Bill Index. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury bills. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C1 and I shares performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

Schedule of investments

October 31, 2016

Legg Mason BW Absolute Return Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 46.5%
Australia — 2.7%
Queensland Treasury Corp., Senior Notes	5.750%	7/22/24	41,900,000	AUD	$39,132,185	(a)
Brazil — 5.2%
Federative Republic of Brazil, Notes	10.000%	1/1/25	125,965,000	BRL	36,911,770
Federative Republic of Brazil, Notes	10.000%	1/1/27	136,330,000	BRL	39,388,607
Total Brazil					76,300,377
Hungary — 4.2%
Republic of Hungary, Bonds	6.000%	11/24/23	10,860,000,000	HUF	47,668,490
Republic of Hungary, Bonds	5.500%	6/24/25	3,200,000,000	HUF	13,686,424
Total Hungary					61,354,914
Indonesia — 5.1%
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	90,600,000,000	IDR	7,374,096
Republic of Indonesia, Senior Bonds	9.000%	3/15/29	535,100,000,000	IDR	45,439,209
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	50,800,000,000	IDR	4,078,249
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	205,600,000,000	IDR	17,524,280
Total Indonesia					74,415,834
Malaysia — 4.5%
Federation of Malaysia, Senior Bonds	3.659%	10/15/20	149,875,000	MYR	36,102,798
Federation of Malaysia, Senior Bonds	4.048%	9/30/21	20,245,000	MYR	4,962,288
Federation of Malaysia, Senior Bonds	3.620%	11/30/21	17,270,000	MYR	4,175,923
Federation of Malaysia, Senior Bonds	3.480%	3/15/23	87,370,000	MYR	20,805,265
Total Malaysia					66,046,274
Mexico — 13.5%
United Mexican States, Senior Bonds	8.500%	5/31/29	912,630,000	MXN	56,427,583
United Mexican States, Senior Bonds	8.500%	11/18/38	942,000,000	MXN	59,628,485
United Mexican States, Senior Bonds	7.750%	11/13/42	1,367,700,000	MXN	81,021,518
Total Mexico					197,077,586
New Zealand — 1.1%
Government of New Zealand, Senior Bonds	5.500%	4/15/23	18,255,000	NZD	15,454,729	(a)
Poland — 2.3%
Republic of Poland, Bonds	3.250%	7/25/25	130,730,000	PLN	33,878,338
Portugal — 2.8%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	33,355,000	EUR	41,470,121	(a)
South Africa — 5.1%
Republic of South Africa, Bonds	6.750%	3/31/21	116,585,000	ZAR	8,200,183
Republic of South Africa, Bonds	6.500%	2/28/41	648,075,000	ZAR	34,879,616
Republic of South Africa, Bonds	8.750%	2/28/48	462,975,000	ZAR	32,042,145
Total South Africa					75,121,944
Total Sovereign Bonds (Cost — $764,964,395)					680,252,302

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	13

Schedule of investments (cont’d)

October 31, 2016

Legg Mason BW Absolute Return Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — 0.4%
IM Pastor Fondo de Titulizacion de Activos, 2004 A (Cost — $7,008,461)	0.000%	3/22/44	5,929,496	EUR	$5,302,187	(a)(b)
Corporate Bonds & Notes — 26.4%
Consumer Discretionary — 3.3%
Automobiles — 2.3%
Ford Motor Credit Co., LLC, Senior Notes	1.660%	1/17/17	18,245,000		18,264,522	(b)
Ford Motor Credit Co., LLC, Senior Notes	1.750%	6/15/18	15,655,000		15,670,311	(b)
Total Automobiles					33,934,833
Media — 1.0%
DISH DBS Corp., Senior Notes	4.625%	7/15/17	14,305,000		14,573,219
Total Consumer Discretionary					48,508,052
Financials — 23.1%
Banks — 13.7%
Banco Santander Chile, Senior Notes	1.776%	4/11/17	8,800,000		8,778,000	(b)(c)
Bank of America Corp., Senior Notes	1.920%	1/15/19	24,880,000		25,051,647	(b)
Barclays Bank PLC, Senior Notes	1.374%	12/9/16	14,510,000		14,515,949	(b)
Citigroup Inc., Senior Bonds	1.385%	3/10/17	17,110,000		17,121,703	(b)
Citigroup Inc., Senior Bonds	1.576%	4/27/18	12,550,000		12,575,050	(b)
Corporacion Andina de Fomento, Senior Bonds	2.000%	5/10/19	12,305,000		12,401,779
Corporacion Andina de Fomento, Senior Notes	1.437%	1/29/18	19,700,000		19,702,915	(b)
Fifth Third Bancorp, Bonds	1.277%	12/20/16	2,175,000		2,176,503	(b)
JPMorgan Chase & Co., Senior Notes	1.782%	1/25/18	22,960,000		23,086,739	(b)
JPMorgan Chase Bank N.A., Senior Bonds	1.313%	9/21/18	8,815,000		8,820,721	(b)
Santander UK PLC, Senior Notes	1.264%	9/29/17	13,535,000		13,514,860	(b)
Shinhan Bank, Senior Notes	1.526%	4/8/17	20,150,000		20,166,080	(b)(c)
Wells Fargo & Co., Senior Notes	1.909%	7/26/21	21,540,000		21,665,083	(b)
Total Banks					199,577,029
Capital Markets — 7.4%
Goldman Sachs Group Inc., Senior Notes	1.917%	11/15/18	48,895,000		49,300,926	(b)
Macquarie Bank Ltd., Senior Notes	1.516%	10/27/17	10,400,000		10,399,927	(b)(c)
Macquarie Group Ltd., Senior Notes	1.887%	1/31/17	9,520,000		9,533,471	(b)(c)
Morgan Stanley, Senior Notes	2.162%	4/25/18	38,555,000		38,964,339	(b)
Total Capital Markets					108,198,663
Consumer Finance — 1.2%
American Express Credit Corp., Senior Notes	1.497%	7/31/18	17,780,000		17,883,320	(b)
Diversified Financial Services — 0.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	2.750%	5/15/17	11,278,000		11,292,097
Total Financials					336,951,109
Total Corporate Bonds & Notes (Cost — $384,957,238)					385,459,161

See Notes to Financial Statements.

14	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

Legg Mason BW Absolute Return Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 18.1%
U.S. Government Obligations — 18.1%
U.S. Treasury Notes	0.540%	4/30/18	26,020,000	$26,049,637	(b)
U.S. Treasury Notes	0.524%	7/31/18	238,540,000	238,626,351	(b)
Total U.S. Government & Agency Obligations (Cost — $264,610,595)				264,675,988
Total Investments before Short-Term Investments (Cost — $1,421,540,689)				1,335,689,638

			Shares
Short-Term Investments — 6.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.251%		94,753,951	94,753,951
State Street Institutional Liquid Reserves Fund, Premier Class	0.407%		465	465
Total Short-Term Investments (Cost — $94,754,416)				94,754,416
Total Investments — 97.9% (Cost — $1,516,295,105#)				1,430,444,054
Other Assets in Excess of Liabilities — 2.1%				31,219,409
Total Net Assets — 100.0%				$1,461,663,463

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $1,516,712,608.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
ZAR	— South African Rand

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	15

Schedule of investments (cont’d)

October 31, 2016

Legg Mason BW Absolute Return Opportunities Fund

Summary of Investments by Country* (unaudited)
United States	37.0%
Mexico	13.8
Brazil	5.3
South Africa	5.3
Indonesia	5.2
Malaysia	4.6
Hungary	4.3
Australia	4.1
Portugal	2.9
Poland	2.4
Supranational	2.2
United Kingdom	2.0
South Korea	1.4
New Zealand	1.1
Netherlands	0.8
Chile	0.6
Spain	0.4
Short-Term Investments	6.6
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2016 and are subject to change.

See Notes to Financial Statements.

16	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

Statement of assets and liabilities

October 31, 2016

Assets:
Investments, at value (Cost — $1,516,295,105)	$1,430,444,054
Unrealized appreciation on forward foreign currency contracts	24,919,188
Interest receivable	16,191,609
Receivable from broker — variation margin on open futures contracts	13,127,215
Deposits with brokers for open futures contracts	5,095,867
Receivable for securities sold	1,603,974
Receivable for Fund shares sold	1,138,082
Prepaid expenses	65,636
Total Assets	1,492,585,625

Liabilities:
Payable for Fund shares repurchased	15,331,687
Unrealized depreciation on forward foreign currency contracts	11,614,448
Foreign currency overdraft, at value (Cost — $1,800,569)	1,812,458
Investment management fee payable	810,316
Accrued foreign capital gains tax	381,155
Service and/or distribution fees payable	88,796
Trustees’ fees payable	19,127
Accrued expenses	864,175
Total Liabilities	30,922,162
Total Net Assets	$1,461,663,463

Net Assets:
Par value (Note 7)	$1,237
Paid-in capital in excess of par value	1,575,049,289
Overdistributed net investment income	(2,576,943)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(50,953,150)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(59,856,970)	†
Total Net Assets	$1,461,663,463

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	17

Statement of assets and liabilities (cont’d)

October 31, 2016

Net Assets:
Class A	$363,992,725
Class C	$10,306,977
Class C1	$2,552,432
Class FI	$3,293,556
Class R	$11,636
Class I	$574,680,772
Class IS	$506,825,365

Shares Outstanding:
Class A	30,916,510
Class C	879,651
Class C1	217,507
Class FI	279,904
Class R	987
Class I	48,624,132
Class IS	42,812,902

Net Asset Value:
Class A (and redemption price)	$11.77
Class C*	$11.72
Class C1 (and redemption price)	$11.73
Class FI (and redemption price)	$11.77
Class R (and redemption price)	$11.79
Class I (and redemption price)	$11.82
Class IS (and redemption price)	$11.84
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$12.04

†	Net of accrued foreign capital gains tax of $381,155.

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

Statement of operations

For the Year Ended October 31, 2016

Investment Income:
Interest	$54,439,511
Less: Foreign taxes withheld	(982,714)
Total Investment Income	53,456,797

Expenses:
Investment management fee (Note 2)	9,967,808
Transfer agent fees (Note 5)	2,182,075
Service and/or distribution fees (Notes 2 and 5)	1,189,216
Custody fees	424,343
Trustees’ fees	184,145
Legal fees	152,385
Registration fees	146,230
Fund accounting fees	130,514
Commitment fees (Note 9)	51,150
Shareholder reports	47,675
Audit and tax fees	45,270
Fees recaptured by investment manager (Note 2)	39,060
Insurance	25,164
Miscellaneous expenses	76,266
Total Expenses	14,661,301
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(518,069)
Net Expenses	14,143,232
Net Investment Income	39,313,565

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(59,755,371)
Futures contracts	726,177
Foreign currency transactions	(46,842,117)
Net Realized Loss	(105,871,311)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	85,121,144	‡
Futures contracts	15,093,446
Foreign currencies	17,892,456
Change in Net Unrealized Appreciation (Depreciation)	118,107,046
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	12,235,735
Increase in Net Assets From Operations	$51,549,300

‡	Net of change in accrued foreign capital gains tax of $376,978.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2016	2015

Operations:
Net investment income	$39,313,565	$35,762,530
Net realized gain (loss)	(105,871,311)	95,818,561
Change in net unrealized appreciation (depreciation)	118,107,046	(215,112,183)
Increase (Decrease) in Net Assets From Operations	51,549,300	(83,531,092)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(29,000,111)	(51,446,554)
Net realized gains	(23,076,179)	(40,455,201)
Decrease in Net Assets From Distributions to Shareholders	(52,076,290)	(91,901,755)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	409,994,843	989,417,371
Reinvestment of distributions	45,844,671	82,876,946
Cost of shares repurchased	(704,396,915)	(614,082,583)
Increase (Decrease) in Net Assets From Fund Share Transactions	(248,557,401)	458,211,734
Increase (Decrease) in Net Assets	(249,084,391)	282,778,887

Net Assets:
Beginning of year	1,710,747,854	1,427,968,967
End of year*	$1,461,663,463	$1,710,747,854
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(2,576,943)	$22,067,511

See Notes to Financial Statements.

20	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.75	$13.09	$12.46	$12.73	$11.91

Income (loss) from operations:
Net investment income	0.26	0.23	0.29	0.26	0.29
Net realized and unrealized gain (loss)	0.12	(0.87)	0.58	0.02	0.87
Total income (loss) from operations	0.38	(0.64)	0.87	0.28	1.16

Less distributions from:
Net investment income	(0.20)	(0.36)	(0.24)	(0.00) [2]	(0.28)
Net realized gains	(0.16)	(0.34)	—	(0.27)	(0.06)
Return of capital	—	—	—	(0.28)	—
Total distributions	(0.36)	(0.70)	(0.24)	(0.55)	(0.34)

Net asset value, end of year	$11.77	$11.75	$13.09	$12.46	$12.73
Total return[3]	3.37%	(5.05)%	7.07%	2.17%	9.83%

Net assets, end of year (000s)	$363,993	$478,872	$302,754	$139,179	$17,205

Ratios to average net assets:
Gross expenses	1.31%[4]	1.30%[4]	1.27%[4]	1.22%[4]	1.50%
Net expenses[5,6]	1.20 [4]	1.20 [4]	1.20 [4]	1.20 [4]	1.18
Net investment income	2.23	1.87	2.30	2.08	2.39

Portfolio turnover rate	30%	43%	64%	92%	97%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.75	$13.08	$12.46	$12.73	$12.54

Income (loss) from operations:
Net investment income	0.18	0.15	0.21	0.16	0.06
Net realized and unrealized gain (loss)	0.13	(0.85)	0.57	0.03	0.19
Total income (loss) from operations	0.31	(0.70)	0.78	0.19	0.25

Less distributions from:
Net investment income	(0.18)	(0.29)	(0.16)	(0.00) [3]	(0.06)
Net realized gains	(0.16)	(0.34)	—	(0.27)	—
Return of capital	—	—	—	(0.19)	—
Total distributions	(0.34)	(0.63)	(0.16)	(0.46)	(0.06)

Net asset value, end of year	$11.72	$11.75	$13.08	$12.46	$12.73
Total return[4]	2.74%	(5.56)%	6.30%	1.45%	1.99%

Net assets, end of year (000s)	$10,307	$15,654	$12,326	$12,680	$515

Ratios to average net assets:
Gross expenses	1.83%	1.81%[5]	1.91%[5]	1.91%[5]	1.85%[6]
Net expenses[7]	1.83	1.81 [5]	1.91 [5,8]	1.89 [5,8]	1.85 [6,8]
Net investment income	1.59	1.26	1.63	1.30	2.09 [6]

Portfolio turnover rate	30%	43%	64%	92%	97%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to October 31, 2012.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C1 Shares[1,2]	2016	2015	2014	2013		2012

Net asset value, beginning of year	$11.76	$13.08	$12.46	$12.73		$11.91

Income (loss) from operations:
Net investment income	0.20	0.17	0.23	0.22		0.22
Net realized and unrealized gain (loss)	0.11	(0.85)	0.57	0.00	[3]	0.87
Total income (loss) from operations	0.31	(0.68)	0.80	0.22		1.09

Less distributions from:
Net investment income	(0.18)	(0.30)	(0.18)	(0.00)	[3]	(0.21)
Net realized gains	(0.16)	(0.34)	—	(0.27)		(0.06)
Return of capital	—	—	—	(0.22)		—
Total distributions	(0.34)	(0.64)	(0.18)	(0.49)		(0.27)

Net asset value, end of year	$11.73	$11.76	$13.08	$12.46		$12.73
Total return[4]	2.80%	(5.42)%	6.48%	1.67%		9.28%

Net assets, end of year (000s)	$2,552	$3,592	$4,275	$4,813		$7,460

Ratios to average net assets:
Gross expenses	1.70%[5]	1.70%[5]	1.73%[5]	1.81%[5]		2.03%
Net expenses[6]	1.70 [5]	1.70 [5]	1.70 [5,7]	1.70	[5,7]	1.67 [7]
Net investment income	1.73	1.37	1.84	1.73		1.84

Portfolio turnover rate	30%	43%	64%	92%		97%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2016	2015	2014	2013		2012[2]

Net asset value, beginning of year	$11.74	$13.07	$12.46	$12.73		$11.91

Income (loss) from operations:
Net investment income	0.27	0.24	0.29	0.28		0.30
Net realized and unrealized gain (loss)	0.12	(0.85)	0.57	0.00	[3]	0.86
Total income (loss) from operations	0.39	(0.61)	0.86	0.28		1.16

Less distributions from:
Net investment income	(0.20)	(0.38)	(0.25)	(0.00)	[3]	(0.28)
Net realized gains	(0.16)	(0.34)	—	(0.27)		(0.06)
Return of capital	—	—	—	(0.28)		—
Total distributions	(0.36)	(0.72)	(0.25)	(0.55)		(0.34)

Net asset value, end of year	$11.77	$11.74	$13.07	$12.46		$12.73
Total return[4]	3.46%	(4.89)%	7.01%	2.18%		9.84%

Net assets, end of year (000s)	$3,294	$3,516	$381	$228		$11

Ratios to average net assets:
Gross expenses	1.14%	1.13%[5]	1.30%	1.15%[5]		1.64%[6]
Net expenses[7]	1.14	1.13 [5]	1.19 [8]	1.15	[5]	1.20 [6,8]
Net investment income	2.32	1.94	2.33	2.23		2.44 [6]

Portfolio turnover rate	30%	43%	64%	92%		97%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2011 (inception date) through October 31, 2012.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.80	$13.13	$12.46	$12.73	$11.91

Income (loss) from operations:
Net investment income	0.22	0.20	0.27	0.25	0.27
Net realized and unrealized gain (loss)	0.12	(0.86)	0.57	0.00 [3]	0.86
Total income (loss) from operations	0.34	(0.66)	0.84	0.25	1.13

Less distributions from:
Net investment income	(0.19)	(0.33)	(0.17)	—	(0.25)
Net realized gains	(0.16)	(0.34)	—	(0.27)	(0.06)
Return of capital	—	—	—	(0.25)	—
Total distributions	(0.35)	(0.67)	(0.17)	(0.52)	(0.31)

Net asset value, end of year	$11.79	$11.80	$13.13	$12.46	$12.73
Total return[4]	3.03%	(5.25)%	6.78%	1.91%	9.56%

Net assets, end of year (000s)	$12	$11	$12	$35	$11

Ratios to average net assets:
Gross expenses	1.58%[5]	1.56%[5]	1.66%[5]	1.61%	1.91%[6]
Net expenses[7,8]	1.45 [5]	1.45 [5]	1.45 [5]	1.45	1.45 [6]
Net investment income	1.94	1.59	2.11	1.96	2.19 [6]

Portfolio turnover rate	30%	43%	64%	92%	97%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2011 (inception date) through October 31, 2012.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.77	$13.10	$12.47	$12.73	$11.91

Income (loss) from operations:
Net investment income	0.30	0.27	0.34	0.31	0.36
Net realized and unrealized gain (loss)	0.12	(0.86)	0.57	0.03	0.84
Total income (loss) from operations	0.42	(0.59)	0.91	0.34	1.20

Less distributions from:
Net investment income	(0.21)	(0.40)	(0.28)	(0.00) [2]	(0.32)
Net realized gains	(0.16)	(0.34)	—	(0.27)	(0.06)
Return of capital	—	—	—	(0.33)	—
Total distributions	(0.37)	(0.74)	(0.28)	(0.60)	(0.38)

Net asset value, end of year	$11.82	$11.77	$13.10	$12.47	$12.73
Total return[3]	3.73%	(4.66)%	7.38%	2.62%	10.22%

Net assets, end of year (000s)	$574,681	$633,362	$512,364	$371,849	$64,138

Ratios to average net assets:
Gross expenses	0.86%[4]	0.86%[4]	0.88%[4]	0.89%[4]	1.03%
Net expenses[5,6]	0.85 [4]	0.85 [4]	0.85 [4]	0.85 [4]	0.83
Net investment income	2.59	2.22	2.67	2.42	2.93

Portfolio turnover rate	30%	43%	64%	92%	97%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2016	2015	2014	2013[2]

Net asset value, beginning of year	$11.78	$13.11	$12.47	$12.97

Income (loss) from operations:
Net investment income	0.31	0.29	0.35	0.21
Net realized and unrealized gain (loss)	0.12	(0.86)	0.58	(0.51)
Total income (loss) from operations	0.43	(0.57)	0.93	(0.30)

Less distributions from:
Net investment income	(0.21)	(0.42)	(0.29)	(0.00)	[3]
Net realized gains	(0.16)	(0.34)	—	—
Return of capital	—	—	—	(0.20)
Total distributions	(0.37)	(0.76)	(0.29)	(0.20)

Net asset value, end of year	$11.84	$11.78	$13.11	$12.47
Total return[4]	3.85%	(4.53)%	7.57%	(2.33)%

Net assets, end of year (000s)	$506,825	$575,741	$595,857	$185,824

Ratios to average net assets:
Gross expenses	0.72%	0.72%[5]	0.74%[5]	0.76%[6]
Net expenses[7]	0.72	0.72 [5]	0.73 [5,8]	0.75	[6,8]
Net investment income	2.71	2.35	2.78	2.42	[6]

Portfolio turnover rate	30%	43%	64%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 1, 2013 (inception date) through October 31, 2013.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Absolute Return Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

28	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	29

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$680,252,302	—	$680,252,302
Collateralized mortgage obligations	—	5,302,187	—	5,302,187
Corporate bonds & notes	—	385,459,161	—	385,459,161
U.S. government & agency obligations	—	264,675,988	—	264,675,988
Total long-term investments	—	$1,335,689,638	—	$1,335,689,638
Short-term investments†	$94,754,416	—	—	94,754,416
Total investments	$94,754,416	$1,335,689,638	—	$1,430,444,054
Other financial instruments:
Futures contracts	$13,122,937	—	—	$13,122,937
Forward foreign currency contracts	—	$24,919,188	—	24,919,188
Total other financial instruments	$13,122,937	$24,919,188	—	$38,042,125
Total	$107,877,353	$1,360,608,826	—	$1,468,486,179

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$11,614,448	—	$11,614,448

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

30	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	31

Notes to financial statements (cont’d)

(e) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of

32	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $11,614,448. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	33

Notes to financial statements (cont’d)

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of October 31, 2016, there were $381,155 of capital gains tax liabilities accrued on unrealized gains.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$14,852,541	—	$(14,852,541)
(b)	(49,810,449)	$49,810,449	—

(a)	Reclassifications are due to a tax net operating loss and a taxable overdistribution.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and differences in the treatment of distributions for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

34	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares did not exceed 1.20%, 1.95%, 1.70%, 1.20%, 1.45%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended October 31, 2016, fees waived and/or expenses reimbursed amounted to $518,069.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Expires October 31, 2017	$44,266	—	$1,313	—	$55	$58,829	—
Expires October 31, 2018	418,431	—	—	—	13	60,756	—
Expires October 31, 2019	468,472	—	—	—	14	49,583	—
Total fee waivers/expense reimbursements subject to recapture	$931,169	—	$1,313	—	$82	$169,168	—

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	35

Notes to financial statements (cont’d)

For the year ended October 31, 2016, LMPFA recaptured $2,902, $4,659, $1 and $31,498 for Class A, Class C1, Class R and Class I shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class C1 shares are not available for purchase by new or existing investors. Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares which applies if redemption occurs within 12 months from purchase payment.

For the year ended October 31, 2016, LMIS and its affiliates retained sales charges of $17,780 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$7,480	$2,857

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$134,559,639	$300,782,899
Sales	310,544,937	408,703,402

36	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,625,835
Gross unrealized depreciation	(103,894,389)
Net unrealized depreciation	$(86,268,554)

At October 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
Euro Buxl	351	12/16	$74,423,262	$69,309,625	$5,113,637
Euro-OAT	781	12/16	137,268,144	134,002,705	3,265,439
United Kingdom Long Gilt Bonds	1,047	12/16	165,370,672	160,626,811	4,743,861
Net unrealized appreciation on open futures contracts					$13,122,937

At October 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	192,504,395	EUR	173,290,000	Citibank N.A.	11/10/16	$2,215,586
USD	55,010,040	EUR	48,640,000	Citibank N.A.	11/10/16	1,598,720
USD	82,267,075	KRW	91,300,000,000	HSBC Bank USA, N.A.	11/14/16	2,479,639
NZD	27,530,000	USD	20,069,921	JPMorgan Chase & Co.	11/16/16	(394,619)
NZD	26,460,000	USD	19,211,018	JPMorgan Chase & Co.	11/16/16	(300,431)
NZD	2,820,000	USD	2,020,950	JPMorgan Chase & Co.	11/16/16	(5,536)
NZD	2,240,000	USD	1,600,738	JPMorgan Chase & Co.	11/16/16	159
USD	55,872,226	NZD	77,350,000	Morgan Stanley & Co. Inc.	11/16/16	591,274
USD	155,803,571	SGD	209,400,000	HSBC Bank USA, N.A.	11/17/16	5,274,789
CLP	5,660,000,000	USD	8,464,184	HSBC Bank USA, N.A.	11/18/16	191,206
CLP	16,000,000,000	USD	24,452,493	HSBC Bank USA, N.A.	11/18/16	15,040
USD	8,595,175	CLP	5,660,000,000	HSBC Bank USA, N.A.	11/18/16	(60,216)
AUD	61,690,000	USD	47,151,826	Morgan Stanley & Co. Inc.	11/18/16	(244,375)
INR	430,000,000	USD	6,317,955	JPMorgan Chase & Co.	12/2/16	91,681
SEK	415,500,000	USD	49,529,145	HSBC Bank USA, N.A.	12/5/16	(3,457,056)
GBP	45,290,000	USD	60,131,080	Citibank N.A.	12/9/16	(4,651,756)
INR	4,412,000,000	USD	65,089,107	Barclays Bank PLC	12/21/16	496,788
USD	250,773,067	JPY	25,140,000,000	Citibank N.A.	1/11/17	10,321,974
NOK	646,300,000	USD	79,425,843	HSBC Bank USA, N.A.	1/13/17	(1,189,026)
SEK	480,000,000	USD	54,680,603	HSBC Bank USA, N.A.	1/23/17	(1,311,433)
CLP	45,170,000,000	USD	66,948,273	HSBC Bank USA, N.A.	2/17/17	1,642,332
Total						$13,304,740

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	37

Notes to financial statements (cont’d)

Abbreviations used in this table:
AUD	— Australian Dollar
CLP	— Chilean Peso
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$13,122,937	—	$13,122,937
Forward foreign currency contracts	—	$24,919,188	24,919,188
Total	$13,122,937	$24,919,188	$38,042,125

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Total
Forward foreign currency contracts	$11,614,448	$11,614,448

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$726,177	—	$726,177
Forward foreign currency contracts[1]	—	$(45,665,206)	(45,665,206)
Total	$726,177	$(45,665,206)	$(44,939,029)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

38	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$15,093,446	—	$15,093,446
Forward foreign currency contracts[1]	—	$17,569,592	17,569,592
Total	$15,093,446	$17,569,592	$32,663,038

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended October 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$78,864,209
Futures contracts (to sell)	195,462,269
Forward foreign currency contracts (to buy)	535,579,092
Forward foreign currency contracts (to sell)	941,424,223

†	At October 31, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$13,127,215	—	$13,127,215
Forward foreign currency contracts	24,919,188	—	24,919,188
Total	$38,046,403	—	$38,046,403

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$11,614,448	—	$11,614,448

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.75%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	39

Notes to financial statements (cont’d)

For the year ended October 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,032,849	$1,403,829
Class C	124,893	13,578
Class C1	22,530	2,171
Class FI	8,887	5,778
Class R	57	42
Class I	—	754,544
Class IS	—	2,133
Total	$1,189,216	$2,182,075

For the year ended October 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$468,472
Class C	—
Class C1	—
Class FI	—
Class R	14
Class I	49,583
Class IS	—
Total	$518,069

6. Distributions to shareholders by class

	Year Ended October 31, 2016	Year Ended October 31, 2015
Net Investment Income:
Class A	$7,572,262	$12,043,756
Class C	214,091	337,289
Class C1	54,452	96,396
Class FI	51,779	68,968
Class R	181	306
Class I	10,721,240	17,609,171
Class IS	10,386,106	21,290,668
Total	$29,000,111	$51,446,554

Net Realized Gains:
Class A	$6,299,833	$9,581,089
Class C	199,660	346,309
Class C1	49,095	108,425
Class FI	43,124	46,290
Class R	156	307
Class I	8,448,926	13,607,875
Class IS	8,035,385	16,764,906
Total	$23,076,179	$40,455,201

40	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

7. Shares of beneficial interest

At October 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,322,063	$83,964,550	25,603,096	$320,992,477
Shares issued on reinvestment	1,203,647	13,528,992	1,707,117	21,088,916
Shares repurchased	(18,347,350)	(210,852,154)	(9,709,125)	(120,670,089)
Net increase (decrease)	(9,821,640)	$(113,358,612)	17,601,088	$221,411,304

Class C
Shares sold	136,036	$1,546,270	633,267	$7,921,691
Shares issued on reinvestment	31,204	351,050	43,553	539,311
Shares repurchased	(619,696)	(7,087,387)	(286,964)	(3,532,896)
Net increase (decrease)	(452,456)	$(5,190,067)	389,856	$4,928,106

Class C1
Shares sold	7,248	$84,824	5,169	$64,216
Shares issued on reinvestment	8,867	99,754	16,015	198,674
Shares repurchased	(104,088)	(1,188,384)	(42,425)	(520,079)
Net decrease	(87,973)	$(1,003,806)	(21,241)	$(257,189)

Class FI
Shares sold	235,142	$2,707,815	462,311	$5,802,331
Shares issued on reinvestment	8,451	94,903	9,368	115,258
Shares repurchased	(263,150)	(3,050,262)	(201,345)	(2,476,937)
Net increase (decrease)	(19,557)	$(247,544)	270,334	$3,440,652

Class R
Shares issued on reinvestment	30	$337	49	$613
Net increase	30	$337	49	$613

Class I
Shares sold	21,236,782	$243,710,730	33,915,124	$416,666,553
Shares issued on reinvestment	1,348,738	15,173,304	2,066,308	25,531,977
Shares repurchased	(27,774,994)	(319,013,998)	(21,284,871)	(260,205,156)
Net increase (decrease)	(5,189,474)	$(60,129,964)	14,696,561	$181,993,374

Class IS
Shares sold	6,786,407	$77,980,654	18,907,540	$237,970,103
Shares issued on reinvestment	1,473,919	16,596,331	2,857,087	35,402,197
Shares repurchased	(14,331,330)	(163,204,730)	(18,343,881)	(226,677,426)
Net increase (decrease)	(6,071,004)	$(68,627,745)	3,420,746	$46,694,874

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	41

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$35,466,057	$66,921,721
Net long-term capital gains	16,610,233	24,980,034
Total distributions paid	$52,076,290	$91,901,755

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(31,086,833)
Other book/tax temporary differences(a)	(22,025,757)
Unrealized appreciation (depreciation)(b)	(60,274,473)
Total accumulated earnings (losses) — net	$(113,387,063)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

9. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within the Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended October 31, 2016, the Fund incurred a commitment fee in the amount of $51,150. The Fund did not utilize the Redemption Facility during the period ended October 31, 2016.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend

42	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

11. Subsequent event

Effective November 21, 2016, the Redemption Facility was renewed for a 364-day term. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report	43

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of Legg Mason BW Absolute Return Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason BW Absolute Return Opportunities Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) as of October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, MD

December 19, 2016

44	Legg Mason BW Absolute Return Opportunities Fund 2016 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Absolute Return Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason BW Absolute Return Opportunities Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

46	Legg Mason BW Absolute Return Opportunities Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods)

Legg Mason BW Absolute Return Opportunities Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

48	Legg Mason BW Absolute Return Opportunities Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Legg Mason BW Absolute Return Opportunities Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

50	Legg Mason BW Absolute Return Opportunities Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2016:

Record date:	12/21/2015
Payable date:	12/22/2015
Interest from Federal Obligations	0.67%
Foreign source income	56.84	%*
Foreign taxes paid per share	$0.004177
Qualified short-term capital gain dividend	$0.045740	**
Long-term capital gain dividend	$0.117530

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

**	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason BW Absolute Return Opportunities Fund	51

Legg Mason BW

Absolute Return Opportunities Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Absolute Return Opportunities Fund

The Fund is a separate series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Absolute Return Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Absolute Return Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014206 12/16 SR16-2937

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2015 and October 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $268,854 in 2015 and $164,788 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2015 and $0 in October 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $56,048 in October 31, 2015 and $81,401 in October 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $3,234 in October 31, 2015 and $2,369 in October 31, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2015 and October 31, 2016; Tax Fees were 100% and 100% for October 31, 2015 and October 31, 2016; and Other Fees were 100% and 100% for October 31, 2015 and October 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $330,948 in October 31, 2015 and $217,714 in October 31, 2016.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer
Date:	December 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer
Date:	December 28, 2016
By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Date:	December 28, 2016